                                                                   Exhibit 10.13


                              AMENDED SCHEDULE TO
                           INDEMNIFICATION AGREEMENT

The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.

Officer                    Date of Agreement

Robert M. Aiken            February 1, 1996
Robert H. Campbell         February 1 1996
Michael H. R. Dingus       January 11, 1999
John G. Drosdick           February 1, 1997
Bruce G. Fischer           January 11, 1999
Jack L. Foltz              February 1, 1996
Deborah M. Fretz           February 1, 1996
Thomas W. Hofmann          February 1, 1996
David E. Knoll             February 1, 1996
Joseph P. Krott            July 1, 1998
Michael J. McGoldrick      January 11, 1999
Ann C. Mule'               February 1, 1996
Rolf D. Naku               January 11, 1999
Robert W. Owens            February 6, 1997
Malcolm I. Ruddock, Jr.    February 1, 1996
David C. Shanks            February 17, 1997
Sheldon L. Thompson        February 1, 1996
Charles K. Valutas         January 11, 1999

     Director              Date of Agreement

Raymond E. Cartledge       February 1, 1996
Robert E. Cawthorn         February 1, 1996
Mary J. Evans              February 1, 1996
Thomas P. Gerrity          February 1, 1996
Rosemarie B. Greco         May 7, 1998
James G. Kaiser            February 1, 1996
Robert D. Kennedy          February 1, 1996
Norman S. Matthews         May 12, 1999
R. Anderson Pew            February 1, 1996
William F. Pounds          February 1, 1996
G. Jackson Ratcliffe       May 7, 1998
Alexander B. Trowbridge    February 1, 1996